Note 7 - Subsequent Events	12 Months Ended
Jul. 31, 2012
Notes
Note 7 - Subsequent Events

NOTE 7 – SUBSEQUENT EVENTS

On October 4, 2012, the sole Board of Director and the majority shareholder of the Company approved and consented in writing in lieu of a special meeting of the Board of Directors and a special meeting of the Stockholders to the following action:

The approval of a 5.5-for-1 forward stock split of the issued and outstanding shares of the Company’s Common Stock, bringing the total issued and outstanding Common shares from 62,054,600 to 341,300,300.  The Company’s financial statements have been retroactively restated to incorporate the effect of the forward split.

Subsequent to the year end, the Company received an additional $400,000 from a third party. This advance is non-interest bearing, unsecured, and has no fixed terms of repayment.